SunCoke Energy, Inc. Q2 2024 Earnings Conference Call

2 This presentation should be reviewed in conjunction with the second quarter 2024 earnings release of SunCoke Energy, Inc. (SunCoke) and conference call held on July 31, 2024 at 11:00 a.m. ET. This presentation contains “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements often may be identified by the use of such words as "believe," "expect," "plan," "project," "intend," "anticipate," "estimate," "predict," "potential," "continue," "may," "will," "should," or the negative of these terms, or similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Any statements made in this presentation that are not statements of historical fact, including statements about our full-year consolidated and segment 2024 guidance, our 2024 key initiatives, the ability of our domestic coke plants to continue to operate at full capacity, future dividends and the timing of such dividend payments, and future sale commitments, are forward-looking statements and should be evaluated as such. Forward-looking statements represent only our present beliefs regarding future events, many of which are inherently uncertain and involve significant known and unknown risks and uncertainties (many of which are beyond the control of SunCoke) that could cause our actual results and financial condition to differ materially from the anticipated results and financial condition indicated in such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in Item 1A (“Risk Factors”) of our Annual Report on Form 10-K for the most recently completed fiscal year, as well as those described from time to time in our other reports and filings with the Securities and Exchange Commission (SEC). In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the SEC cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward- looking statement made by SunCoke. For information concerning these factors and other important information regarding the matters discussed in this presentation, see SunCoke’s SEC filings, copies of which are available free of charge on SunCoke's website at www.suncoke.com or on the SEC’s website at www.sec.gov. All forward- looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Unpredictable or unknown factors not discussed in this presentation also could have material adverse effects on forward-looking statements. Forward-looking statements are not guarantees of future performance, but are based upon the current knowledge, beliefs and expectations of SunCoke management, and upon assumptions by SunCoke concerning future conditions, any or all of which ultimately may prove to be inaccurate. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the earnings release. SunCoke does not intend, and expressly disclaims any obligation, to update or alter its forward-looking statements (or associated cautionary language), whether as a result of new information, future events, or otherwise, after the date of the earnings release except as required by applicable law. Forward-Looking Statements

3Q2 2024 Highlights  Delivered solid Q2 '24 Consolidated Adjusted EBITDA(1) of $63.5M  Raised quarterly dividend from $0.10 to $0.12 per share, a 20% increase, demonstrating continued progress and stability in the underlying core business  Continued strong operational performance across our coke and logistics operations  All spot blast and foundry coke sales finalized for the full year  Gross leverage at 1.93x on a trailing 12 month Adjusted EBITDA(1) basis  Well positioned to achieve high end of FY 2024 Consolidated Adjusted EBITDA(1) guidance range of $240M - $255M (1) See appendix for a definition and reconciliation of Adjusted EBITDA.

4

Q2 2024 Financial Performance

Q2 2024 Earnings Review


($/share)
($ in millions)
Diluted EPS
+$0.01
$0.25
$0.24
Q2 '24
Q2 '23
Adjusted EBITDA(1)
-$10.5M
$63.5
$74.0
Q2 '24
Q2 '23

($ in millions)	Q2 '24	Q2 '23	Q2 '24 vs Q2 '23
Domestic Coke Sales Volumes, Kt	973	1,043	(70)
Logistics Volumes, Kt	5,982	5,191	791
Coke Adjusted EBITDA[2]	$60.4	$70.5	($10.1)
Logistics Adjusted EBITDA	$12.2	$11.7	$0.5
Corporate and Other Adjusted EBITDA[3]	($9.1)	($8.2)	($0.9)
Consolidated Adjusted EBITDA[1]	**$63.5**	**$74.0**	**($10.5)**

- **Q2 '24 EPS of $0.25, up $0.01 from the prior year quarter**
  - Lower depreciation, tax, and net interest expense, mostly offset by lower sales volumes and pricing in Domestic Coke
- **Consolidated Adjusted EBITDA[1] of $63.5M, a decrease of $10.5M from the prior year record second quarter**
  - Coke operations down $10.1M, primarily driven by lower blast coke sales volumes due to timing of spot blast coke sales in the prior year quarter and lower coal-to-coke yields
  - Logistics segment up by $0.5M, primarily driven by higher transloading volumes from domestic logistics terminals, partially offset by lower API2 price adjustment benefit at CMT

(1) See appendix for a definition and reconciliation of Adjusted EBITDA.
(2) Coke Adjusted EBITDA includes Domestic Coke and Brazil Coke.
(3) Corporate and Other Adj. EBITDA includes activity from our legacy coal mining business.

SunCoke Energy

5 Domestic Coke Performance Domestic Coke Business Summary 118 122 126 118 115 304 315 327 311 306 272 276 260 264 260 171 175 156 162 164 133 144 155 145 133 $68.2M Q2 ’23 $64.0M Q3 ’23 $55.2M Q4 ’23 $61.4M Q1 ’24 998 1,032 1,025 1,000 Q2 ’24 978 $57.9M Adjusted EBITDA ($M)(1) Middletown Granite City Haverhill Indiana Harbor Jewell Sales Tons (Coke Production, Kt) • Delivered Adjusted EBITDA of $57.9M in Q2 ‘24 vs $68.2M in Q2 ‘23  Domestic Coke fleet continues to operate at full capacity  Lower Domestic Coke Adjusted EBITDA performance primarily driven by lower blast coke sales volumes due to timing of spot blast coke sales in the prior year quarter  Lower coal-to-coke yields on long-term, take-or-pay contracts also impacting results • Reaffirming FY 2024 Domestic Coke Adjusted EBITDA guidance range of $238M - $245M (1) See appendix for a definition of Adjusted EBITDA. 996K1,043K 973K1,037K Domestic Coke fleet continues to operate at full capacity; all spot blast and foundry coke sales finalized for the year 1,016K

6Logistics Business Summary (Tons Handled, Kt) • Delivered Adjusted EBITDA of $12.2M in Q2 ‘24 vs $11.7M in Q2 ‘23  Logistics performance primarily driven by higher transloading volumes from domestic logistics terminals, partially offset by lower pricing at CMT • CMT recognized limited API2 price adjustment benefit during Q2 2024  Q3 2024 API2 price adjustment recovering • Well positioned to exceed Logistics FY 2024 Adjusted EBITDA guidance range of $30M - $35M and volume guidance of ~19,400Kt (1) See appendix for a definition of Adjusted EBITDA. Higher volumes driving healthy Logistics performance; now expect to exceed Logistics FY 2024 Adjusted EBITDA and volume guidance Logistics Performance $11.7M $8.4M $10.7M $13.0M $12.2M Adjusted EBITDA ($M) (1) 2,371 2,092 1,891 1,841 2,498 2,820 2,869 3,131 3,612 3,484 Q2 ’23 Q3 ’23 Q4 ’23 Q1 ’24 Q2 ’24 5,191 4,961 5,022 5,453 5,982 Logistics (ex. CMT) CMT (coal, bulk products, liquids)

7 $120.1 $81.9 Cash @ Q1 2024 ($9.3) Net Cash Provided by Ops. Activities ($17.5) CapEx ($8.4) Dividends ($3.0) Other Cash @ Q2 2024 (1) Gross leverage and Net leverage for Q2 2024 calculated using Last Twelve Months (LTM) Adjusted EBITDA. Q2 2024 Liquidity Maintained strong liquidity position of $431.9M; timing of cash receipts impacted operating cash flow and cash balance for the quarter ($ in millions) Dividend of $0.10 per share Negatively impacted by the timing of ~$68M of cash receipts at quarter-end, subsequently received in early July Revolver Availability: $350M Cash distribution to non-controlling interest ($2.2M) (Consolidated) Q2 '24 Total Debt $500M Gross Leverage(1) 1.93x Net Leverage(1) 1.61x

8 • Continue work on adding customers and products at CMT • Further develop foundry and spot blast coke customer book Broaden Customer Base for Logistics and Coke Businesses 2024 Key Initiatives • $240M - $255M Adjusted EBITDA(1) Achieve 2024 Financial Objectives Continued Safety and Environmental Excellence • Continue to deliver strong safety and environmental performance • Successfully execute on operational and capital plan • Support full capacity utilization of cokemaking assets Deliver Operational Excellence and Optimize Asset Utilization • Continue to pursue balanced capital allocation including growth opportunities and returning capital to shareholders Execute on Well-Established Capital Allocation Priorities (1) See appendix for a definition and reconciliation of Adjusted EBITDA.

APPENDIX

10 NON-GAAP FINANCIAL MEASURES In order to assist readers in understanding the core operating results that our management uses to evaluate the business, we describe our non- GAAP measures referenced in this presentation below. In addition to U.S. GAAP measures, this presentation contains certain non-GAAP financial measures. These non-GAAP financial measures should not be considered as alternatives to the measures derived in accordance with U.S. GAAP. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. Additionally, other companies may calculate non-GAAP metrics differently than we do, thereby limiting their usefulness as a comparative measure. Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other U.S. GAAP-based financial performance measures, including revenues and net income. Reconciliations to the most comparable GAAP financial measures are included at the end of this Appendix. DEFINITIONS Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted for any impairments, restructuring costs, gains or losses on extinguishment of debt, and/or transaction costs ("Adjusted EBITDA"). EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure in assessing operating performance. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered a substitute for net income, or any other measure of financial performance presented in accordance with GAAP. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled. Free Cash Flow (FCF) represents operating cash flow adjusted for capital expenditures. Management believes FCF is an important measure of liquidity. FCF is not a measure calculated in accordance with GAAP, and it should not be considered a substitute for operating cash flow or any other measure of financial performance presented in accordance with GAAP. Domestic logistics terminals represents Lake Terminal and Kanawha River Terminals.

2024 Guidance Summary

11

Expect 2024 Consolidated Adjusted EBITDA[1] at high end of $240M - $255M; well positioned to exceed FY 2024 Logistics Adjusted EBITDA guidance

Metric	2024 Guidance*
Adjusted EBITDA Consolidated[1]	$240M - $255M
Domestic Coke EBITDA	$238M - $245M
Logistics EBITDA	$30M - $35M
Domestic Coke Sales	~4.1M tons
Domestic Coke Adjusted EBITDA/ton[2]	$58 - $60/ton
Total Capital Expenditures	$75M - $80M
Operating Cash Flow	$185M - $200M
Cash Taxes	$20M - $25M

* The Company's 2024 guidance is based on the Company's current estimates and assumptions that are subject to change and may be outside the control of the Company. If actual results vary from these estimates and assumptions, the Company's expectations may change. There can be no assurances that SunCoke will achieve the results expressed by this guidance.

Adjusted EBITDA to FCF Walk

	2024E	
($ in millions)	Low End	High End
Adjusted EBITDA[1]	**$240**	**$255**
Cash interest, net	($26)	($24)
Cash taxes	($20)	($25)
Total capex	($80)	($75)
Working capital changes	($9)	($6)
Free Cash Flow (FCF)[3]	**$105**	**$125**

(1) See definition and reconciliation of Adjusted EBITDA elsewhere in the appendix.
(2) Domestic Coke Adjusted EBITDA/ton calculated as Domestic Coke EBITDA/Domestic Coke Sales.
(3) See definition and reconciliation of Free Cash Flow (FCF) elsewhere in the appendix.

SunCoke Energy®

12Coke Facility Capacity and Contract Duration/Volume (1) Capacity represents blast furnace equivalent production capacity. (2) Represents production capacity for blast-furnace sized coke, however, customer takes all on a “run of oven” basis, which represents >600k tons per year. Facility Capacity (1) Customer Contract Expiry Contract Volume Indiana Harbor 1,220 Kt Cliffs Steel Sep. 2035 Capacity Middletown 550 Kt (2) Cliffs Steel Dec. 2032 Capacity Haverhill II 550 Kt Cliffs Steel Jun. 2025 Capacity Granite City 650 Kt US Steel Dec. 2024 Capacity Haverhill I/JWO 1,270Kt Cliffs Steel Algoma Steel Dec. 2025 Dec. 2026 400 Kt 150 Kt

13Balance Sheet & Debt Metrics ($ in millions) As of 6/30/2024 As of 12/31/2023 Cash 82$ 140$ Available Revolver Capacity 350$ 350$ Total Liquidity 432$ 490$ Gross Debt (Long and Short-term) 500$ 500$ Net Debt (Total Debt less Cash) 418$ 360$ LTM Adjusted EBITDA 259$ 269$ Gross Debt / LTM Adjusted EBITDA 1.93x 1.86x Net Debt / LTM Adjusted EBITDA 1.61x 1.34x Adjusted EBITDA (Guidance) Gross Leverage (Guidance) Net Leverage (Guidance) $240M - $255M 1.96x - 2.08x 1.64x - 1.74x 2024 2025 2026 2027 2028 2029 Consolidated Total Sr. Notes -$ -$ -$ -$ -$ 500.0$ 500.0$ Revolver - - - - - - - Total -$ -$ -$ -$ -$ 500.0$ 500.0$ As of 6/30/2024 ($ in millions)

142024 Guidance Reconciliation Free Cash Flow Guidance Reconciliation Low High Net Income $67 $84 Depreciation and amortization expense 122 118 Interest expense, net 28 26 Income tax expense 23 27 Adjusted EBITDA (Consolidated) $240 $255 ($ in millions) ($ in millions) Low High Operating Cash Flow $185 $200 Capital Expenditures (80) (75) Free Cash Flow (FCF) $105 $125 2024E

15Net Income to FCF Reconciliation Low End High End Net Income $67 $84 Depreciation and amortization expense 122 118 Interest expense, net 28 26 Income tax expense 23 27 Adjusted EBITDA (Consolidated) $240 $255 Cash interest (26) (24) Cash taxes (20) (25) Total capex (80) (75) Working capital changes (9) (6) Free Cash Flow (FCF) $105 $125 ($ in millions) 2024E

16Reconciliation to Adjusted EBITDA (1) Costs incurred as part of the granulated pig iron project with U.S. Steel. ($ in millions) Q1 '23 Q2 '23 Q3 '23 Q4 '23 FY '23 Q1 '24 Q2 '24 Net Income 17.7$ 22.0$ 8.5$ 15.3$ 63.5$ 21.1$ 23.3$ Depreciation and amortization expense 35.3 36.4 35.5 35.6 142.8 33.3 28.7 Interest expense, net 7.2 7.2 6.6 6.3 27.3 6.3 5.8 Income tax expense (benefit) 6.8 8.3 14.6 4.6 34.3 7.1 5.6 Transaction costs (1) 0.1 0.1 0.2 0.5 0.9 0.1 0.1 Adjusted EBITDA 67.1$ 74.0$ 65.4$ 62.3$ 268.8$ 67.9$ 63.5$

Adjusted EBITDA and Adjusted EBITDA per ton

17

Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per Ton					
($ in millions, except per ton data)	Domestic Coke	Brazil Coke	Logistics	Corporate and Other[(1)]	Consolidated
Q2 2024					
Adjusted EBITDA	$57.9	$2.5	$12.2	($9.1)	**$63.5**
Sales Volume (thousands of tons)	973	397	5,982		
Adjusted EBITDA per Ton	**$59.51**	**$6.42**	**$2.03**		
Q1 2024					
Adjusted EBITDA	$61.4	$2.4	$13.0	($8.9)	**$67.9**
Sales Volume (thousands of tons)	996	371	5,453		
Adjusted EBITDA per Ton	**$61.65**	**$6.59**	**$2.39**		
FY 2023					
Adjusted EBITDA	$247.8	$9.1	$44.3	($32.4)	**$268.8**
Sales Volume (thousands of tons)	4,046	1,558	20,483		
Adjusted EBITDA per Ton	**$61.25**	**$5.86**	**$2.16**		
Q4 2023					
Adjusted EBITDA	$55.2	$2.2	$10.7	($5.8)	**$62.3**
Sales Volume (thousands of tons)	1,037	383	5,022		
Adjusted EBITDA per Ton	**$53.23**	**$5.76**	**$2.12**		
Q3 2023					
Adjusted EBITDA	$64.0	$2.2	$8.4	($9.2)	**$65.4**
Sales Volume (thousands of tons)	1,016	381	4,961		
Adjusted EBITDA per Ton	**$62.99**	**$5.83**	**$1.69**		
Q2 2023					
Adjusted EBITDA	$68.2	$2.3	$11.7	($8.2)	**$74.0**
Sales Volume (thousands of tons)	1,043	396	5,191		
Adjusted EBITDA per Ton	**$65.39**	**$5.78**	**$2.26**		
Q1 2023					
Adjusted EBITDA	$60.4	$2.4	$13.5	($9.2)	**$67.1**
Sales Volume (thousands of tons)	950	398	5,309		
Adjusted EBITDA per Ton	**$63.58**	**$6.07**	**$2.55**		

(1) Corporate and Other includes the results of our legacy coal mining business.

SunCoke Energy®